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                                    EXHIBIT 10(a)
                             FLEET FINANCIAL GROUP, INC.

         Schedule of Persons who have entered into Change of Control Contracts

         A.   BENEFIT - 3X BASE PLUS BONUS:

              David L. Eyles
              Robert J. Higgins
              Eugene M. McQuade
              Terrence Murray
              William C. Mutterperl
              Thomas O'Neill
              John B. Robinson
              H. Jay Sarles
              M. Anne Szostak
              Michael R. Zucchini

              BENEFIT - 2X BASE PLUS BONUS:

              Anne Finucane
              Peter C. Fitts
              Richard Higginbotham
              Anne M. Slattery
              Robert B. Hedges
              Brian T. Moynihan
              Douglas L. Jacobs
              Robert C. Lamb, Jr.
              Hayden D. Watson
              Timothy J. Conway